UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022 (January 23, 2022)

REVELATION BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122

(Address of Principal Executive Offices) (Zip Code)

(650) 800-3717

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	REVBU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 23, 2022, Revelation Biosciences, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement with an institutional investor (“Purchaser”) pursuant to which Purchaser agreed to purchase, and the Company agreed to issue and sell to Purchaser in a private placement, 1,293,126 shares of common stock at a gross purchase price of $3.00 per share (the “Shares”), 1,293,541 unregistered pre-funded warrants to purchase common stock (the “Pre-Funded Warrants”) and 2,586,667 unregistered warrants to purchase common stock (the “Common Warrants” and together with the Pre-Funded Warrants and Placement Agent Warrants (as hereinafter defined), collectively, the “Warrants”). The closing under the Securities Purchase Agreement was consummated on January 25, 2022. The gross proceeds to the Company, before deducting placement agent fees and other offering expenses, are approximately $7.76 million.

Each Pre-Funded Warrant has been funded to the amount of $3.00, with $0.00001 per share of common stock payable upon exercise, is immediately exercisable, may be exercised at any time until exercised in full and is subject to customary adjustments. Each Common Warrant has an exercise price of $3.29 per share of common stock, is exercisable at any time after the sixth month anniversary of the date of issuance, will expire five and one-half years from the date of issuance and is subject to customary adjustments. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of the Company’s common stock beneficially owned by the holder (together with its affiliates) would exceed 9.99% of the Company’s outstanding common stock immediately after exercise. The Common Warrants may not be exercised if the aggregate number of shares of the Company’s common stock beneficially owned by the holder (together with its affiliates) would exceed 4.99% of the Company’s outstanding common stock immediately after exercise. However, in each case, the holder may increase (upon 61 days’ prior notice from the holder to the Company) or decrease such percentages, provided that in no event such percentage exceeds 9.99%.

The Company intends to use the net proceeds from the private placement to advance its clinical and preclinical pipeline and for general working capital purposes.

Also on January 23, 2022 and in connection with the private placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Company agreed to use its best efforts to file a registration statement on Form S-1 to register for resale the Shares and any shares of the Company’s common stock issuable upon exercise of the Warrants by January 31, 2022, but in no event later than February 4, 2022.

ROTH Capital Partners, LLC (the “Placement Agent’) was engaged by the Company to act as its exclusive placement agent for the private placement. The Company agreed to pay the Placement Agent a cash fee equal to 6.0% of the gross proceeds received by the Company in the private placement, totaling approximately $465,600. In addition, the Company agreed to issue to the Placement Agent warrants to purchase up to 362,134 shares of common stock (representing 7.0% of the aggregate number of shares of common stock sold in the private placement (including shares of common stock issuable upon the exercise of any of the Warrants)) (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Common Warrants.

The issuance and sale of the Shares, the Pre-Funded Warrants, Common Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), are not being offered pursuant to the registration statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

The Purchase Agreement and the Registration Rights Agreement include customary representations, warranties and covenants by the Company. The foregoing descriptions of the Shares, the Pre-Funded Warrants, the Common Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise of the Pre-Funded Warrants, the Common Warrants, the Placement Agent Warrants, the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified by reference to the full text of such agreements, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 related to the private placement of the Shares, the Pre-Funded Warrants, the Common Warrants, the Placement Agent Warrants and the shares of common stock issuable upon exercise of the Warrants is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On January 24, 2022, the Company issued a press release announcing the private placement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 attached hereto, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Unregistered Pre-Funded Common Stock Purchase Warrant

4.2	Form of Unregistered Common Stock Purchase Warrant

4.3	Form of Unregistered Placement Agent Warrant

10.1	Securities Purchase Agreement dated January 23, 2022 by and between the Company and the Purchaser

10.2	Registration Rights Agreement dated January 23, 2022 by and between the Company and the Purchaser

99.1	Press Release dated January 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2022

REVELATION BIOSCIENCES, INC.

By:	/s/ Chester S. Zygmont, III
Name:	Chester S. Zygmont, III
Title:	Chief Financial Officer

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